Assets Held for Sale	12 Months Ended
Dec. 31, 2017
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Assets Held for Sale
12.	Assets Held for Sale

During the year ended December 31, 2017, we announced an agreement to sell our two-thirds interest in the Waneta Dam and related transmission assets for $1.2 billion cash to Fortis Inc. (Fortis). Under the agreement, we were granted a 20-year lease with an option to extend for an additional 10 years to use Fortis’ two-thirds interest in the Waneta Dam, which entitles us to power for our Trail Operations. During the third quarter of 2017, BC Hydro exercised their right of first offer in respect of this transaction on materially the same terms. The closing of the transaction with BC Hydro is subject to customary conditions, including receipt of regulatory approvals and certain consents and is not expected to close before the third quarter of 2018. During the year, we paid a break fee of $28 million to Fortis, which was recorded as part of other operating income (expense) (Note 7).

We have reclassified the carrying value of the Waneta Dam and related transmission assets to “assets held for sale” and ceased depreciation on these assets in accordance with the requirements of IFRS 5, Non-current Assets Held for Sale and Discontinued Operations. There were no adjustments required to the carrying amount of the Waneta Dam assets on reclassification to assets held for sale as the FVLCD exceeded the carrying amount.

The Waneta Dam is a hydroelectric dam that is located near the Trail smelter. We hold a two-thirds interest in the Waneta Dam and report this asset in our zinc operating segment (Note 27).